EXHIBIT 99.1

                         DIAMOND OFFSHORE DRILLING, INC.
                   RIG STATUS REPORT AS OF SEPTEMBER 16, 2003

                    RATED
   RIG NAME      WATER DEPTH       DESIGN                LOCATION           STATUS*             OPERATOR
-----------------------------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
-----------------------------------------------------------------------------------------------------------------
Ocean Quest          3,500'    Victory Class                GOM              Idle                 DODI
-----------------------------------------------------------------------------------------------------------------
Ocean Star           5,500'    Victory Class                GOM           Contracted           Kerr McGee
-----------------------------------------------------------------------------------------------------------------
Ocean America        5,500'    Ocean Odyssey                GOM           Contracted              Devon
-----------------------------------------------------------------------------------------------------------------
Ocean Valiant        5,500'    Ocean Odyssey                GOM           Contracted              Devon
-----------------------------------------------------------------------------------------------------------------
Ocean Victory        5,500'    Victory Class                GOM           Contracted            Newfield
 -----------------------------------------------------------------------------------------------------------------
Ocean Confidence     7,500'    DP Aker H-3.2 Modified       GOM           Contracted               BP
-----------------------------------------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (4)
-----------------------------------------------------------------------------------------------------------------
Ocean Concord        2,200'    F&G SS-2000                  GOM           Contracted           Kerr McGee
-----------------------------------------------------------------------------------------------------------------
Ocean Lexington      2,200'    F&G SS-2000                  GOM           Contracted        Walter Oil & Gas
-----------------------------------------------------------------------------------------------------------------
Ocean Saratoga       2,200'    F&G SS-2000                  GOM           Contracted              LLOG
-----------------------------------------------------------------------------------------------------------------
Ocean Yorktown       2,850'    F&G SS-2000                  GOM      Shipyard preparing for       DODI
                                                                         PEMEX work
-----------------------------------------------------------------------------------------------------------------

DOMESTIC JACKUPS (11)
-----------------------------------------------------------------------------------------------------------------
Ocean Crusader       200'      Mat Cantilever               GOM           Contracted        Walter Oil & Gas
-----------------------------------------------------------------------------------------------------------------
Ocean Drake          200'      Mat Cantilever               GOM              Idle                 DODI
-----------------------------------------------------------------------------------------------------------------
Ocean Columbia       250'      Independent Leg              GOM           Contracted            ADTI/Tana
-----------------------------------------------------------------------------------------------------------------
Ocean Spartan        300'      Independent Leg              GOM           Contracted          Stone Energy
                               Cantilever
-----------------------------------------------------------------------------------------------------------------
Ocean Spur           300'      Independent Leg              GOM           Contracted          Entre/Howard
                               Cantilever
-----------------------------------------------------------------------------------------------------------------
Ocean King           300'      Independent Leg              GOM           Contracted           BP America
                               Cantilever
-----------------------------------------------------------------------------------------------------------------
Ocean Nugget         300'      Independent Leg              GOM           Contracted          Taylor Energy
                               Cantilever
-----------------------------------------------------------------------------------------------------------------
Ocean Summit         300'      Independent Leg              GOM           Contracted             El Paso
                               Cantilever
-----------------------------------------------------------------------------------------------------------------
Ocean Warwick        300'      Independent Leg              GOM           Contracted          ADTI/Newfield
                               Cantilever
-----------------------------------------------------------------------------------------------------------------
Ocean Titan          350'      Independent Leg Slot         GOM      Shipyard for cantilever      DODI
                                                                            upgrade
-----------------------------------------------------------------------------------------------------------------
Ocean Tower          350'      Independent Leg              GOM           Contracted             Denbury
                               Cantilever
-----------------------------------------------------------------------------------------------------------------



                                       1

                    RATED
 RIG NAME        WATER DEPTH      DESIGN                 LOCATION           STATUS*             OPERATOR
-----------------------------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (16)
-----------------------------------------------------------------------------------------------------------------
MEXICO
-----------------------------------------------------------------------------------------------------------------
Ocean Ambassador     1,100'    Bethlehem SS-2000            GOM           Contracted              PEMEX
-----------------------------------------------------------------------------------------------------------------
Ocean Whittington    1,500'    Aker H-3                     GOM           Contracted              PEMEX
-----------------------------------------------------------------------------------------------------------------
Ocean Worker         3,500'    F&G 9500 Enhanced            GOM           Contracted              PEMEX
                               Pacesetter
-----------------------------------------------------------------------------------------------------------------

AFRICA
-----------------------------------------------------------------------------------------------------------------
Ocean Patriot        1,500'    Bingo 3000              South Africa          Idle                 DODI
-----------------------------------------------------------------------------------------------------------------

NORTH SEA
-----------------------------------------------------------------------------------------------------------------
Ocean Nomad          1,200'    Aker H-3                  North Sea        Contracted           PetroCanada
-----------------------------------------------------------------------------------------------------------------
Ocean Guardian       1,500'    Earl & Wright Sedco 711   North Sea        Contracted              Shell
                               Series
-----------------------------------------------------------------------------------------------------------------
Ocean Princess       1,500'    Aker H-3                  North Sea        Contracted            Talisman
-----------------------------------------------------------------------------------------------------------------
Ocean Vanguard       1,500'    Bingo 3000                North Sea           Idle                 DODI
-----------------------------------------------------------------------------------------------------------------

AUSTRALASIA
-----------------------------------------------------------------------------------------------------------------
Ocean Bounty         1,500'    Victory Class             Australia        Contracted              Inpex
-----------------------------------------------------------------------------------------------------------------
Ocean Epoch          1,640'    Korkut                    Australia        Contracted             Santos
-----------------------------------------------------------------------------------------------------------------
Ocean General        1,640'    Korkut                     Vietnam         Contracted          PetroVietnam
-----------------------------------------------------------------------------------------------------------------
Ocean Baroness       7,000'    Victory Class             Indonesia        Contracted             Unocal
-----------------------------------------------------------------------------------------------------------------
Ocean Rover          7,000'    Victory Class             Singapore        Contracted             Murphy
-----------------------------------------------------------------------------------------------------------------

BRAZIL
-----------------------------------------------------------------------------------------------------------------
Ocean Yatzy          3,300'    DP DYVI Super Yatzy        Brazil          Contracted            Petrobras
-----------------------------------------------------------------------------------------------------------------
Ocean Winner         3,500'    Aker H-3                   Brazil          Contracted            Petrobras
-----------------------------------------------------------------------------------------------------------------
Ocean Alliance       5,000'    Alliance Class             Brazil          Contracted            Petrobras
-----------------------------------------------------------------------------------------------------------------


                                       2

                     RATED
 RIG NAME         WATER DEPTH     DESIGN                LOCATION           STATUS*             OPERATOR
-----------------------------------------------------------------------------------------------------------------
INTERNATIONAL DRILLSHIPS (1)
-----------------------------------------------------------------------------------------------------------------
Ocean Clipper        7,500'    DP Fluor/Mitsubishi        Brazil          Contracted            Petrobras
-----------------------------------------------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
-----------------------------------------------------------------------------------------------------------------
Ocean Sovereign      250'      Independent Leg           Indonesia           Idle                 DODI
                               Cantilever
-----------------------------------------------------------------------------------------------------------------
Ocean Heritage       300'      Independent Leg           Indonesia           Idle                 DODI
                               Cantilever
-----------------------------------------------------------------------------------------------------------------

COLD STACKED (7)
-----------------------------------------------------------------------------------------------------------------
Ocean Liberator      600'      Aker H-3                  S. Africa       Cold Stacked             DODI
-----------------------------------------------------------------------------------------------------------------
Ocean Century        800'      Korkut                       GOM          Cold Stacked             DODI
-----------------------------------------------------------------------------------------------------------------
Ocean Prospector     1,700'    Victory Class                GOM          Cold Stacked             DODI
-----------------------------------------------------------------------------------------------------------------
Ocean Champion       250'      Mat Slot                     GOM          Cold Stacked             DODI
-----------------------------------------------------------------------------------------------------------------
Ocean Endeavor       2,000'    Victory Class                GOM          Cold Stacked             DODI
-----------------------------------------------------------------------------------------------------------------
Ocean Voyager        3,200'    Victory Class                GOM          Cold Stacked             DODI
-----------------------------------------------------------------------------------------------------------------
Ocean New Era        1,500'    Korkut                       GOM          Cold Stacked             DODI
-----------------------------------------------------------------------------------------------------------------

NOTES:
* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL
EQUIPMENT REPAIR DOWNTIME

GOM = Gulf of Mexico


                             ** TABLE CONTINUED **


                                                   DAYRATE
  RIG NAME                    CURRENT TERM          (000S)           START DATE
-----------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
-----------------------------------------------------------------------------------------
Ocean Quest                           -                  -                 -
-----------------------------------------------------------------------------------------
Ocean Star                  nine month term work     mid 80's      early March 2003
-----------------------------------------------------------------------------------------
Ocean America                     one well          upper 60's      early June 2003
-----------------------------------------------------------------------------------------
Ocean Valiant                     one well          upper 50's      late April 2003
-----------------------------------------------------------------------------------------
Ocean Victory             two wells (Saratoga         low 40's       late July 2003
                                substitution)
-----------------------------------------------------------------------------------------
Ocean Confidence               five-year term          170's      early January 2001
-----------------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (4)
-----------------------------------------------------------------------------------------
Ocean Concord                second of two wells     mid 40's       early July 2003
-----------------------------------------------------------------------------------------
Ocean Lexington           first of two wells plus    low 40's         late August
                                 option
-----------------------------------------------------------------------------------------
Ocean Saratoga              one well plus option     low 40's         late August
-----------------------------------------------------------------------------------------
Ocean Yorktown                        -                  -                 -
-----------------------------------------------------------------------------------------

DOMESTIC JACKUPS (11)
-----------------------------------------------------------------------------------------
Ocean Crusader               first of two wells      low 20's       late June 2003
-----------------------------------------------------------------------------------------
Ocean Drake                           -                  -                 -
-----------------------------------------------------------------------------------------
Ocean Columbia                    one well           mid 20's       mid August 2003
-----------------------------------------------------------------------------------------
Ocean Spartan               one well plus option     mid 20's       late July 2003
-----------------------------------------------------------------------------------------
Ocean Spur                  first of three wells    upper 20's     late August 2003
-----------------------------------------------------------------------------------------
Ocean King                     multiple wells        low 30's      early April 2003
-----------------------------------------------------------------------------------------
Ocean Nugget               first of three well       mid 20's     mid September 2003
                               extension
-----------------------------------------------------------------------------------------
Ocean Summit                two wells plus option   upper 20's     late August 2003
-----------------------------------------------------------------------------------------
Ocean Warwick              one well plus option     mid 20's      late August 2003
-----------------------------------------------------------------------------------------
Ocean Titan                           -                  -                 -
-----------------------------------------------------------------------------------------
Ocean Tower               first of four wells plus   mid 30's      late August 2003
                                  option
-----------------------------------------------------------------------------------------

                                        1

                                                    DAYRATE
  RIG NAME                    CURRENT TERM          (000S)           START DATE
-----------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (16)
-----------------------------------------------------------------------------------------
MEXICO
-----------------------------------------------------------------------------------------
Ocean Ambassador             four year term work     mid 50's       late July 2003
-----------------------------------------------------------------------------------------
Ocean Whittington            four year term work     low 60's       late July 2003
-----------------------------------------------------------------------------------------
Ocean Worker                 four year term work    upper 60's      mid August 2003
-----------------------------------------------------------------------------------------

AFRICA
-----------------------------------------------------------------------------------------
Ocean Patriot                         -                  -                 -
-----------------------------------------------------------------------------------------

NORTH SEA
-----------------------------------------------------------------------------------------
Ocean Nomad                       one well           mid 40's        mid June 2003
-----------------------------------------------------------------------------------------
Ocean Guardian            one year plus one year     low 50's      early April 2003
                                  option
-----------------------------------------------------------------------------------------
Ocean Princess                   second well         low 40's        late May 2003
-----------------------------------------------------------------------------------------
Ocean Vanguard                        _                  _                 _
-----------------------------------------------------------------------------------------

AUSTRALASIA
-----------------------------------------------------------------------------------------
Ocean Bounty                  three wells plus      low 70's        mid June 2003
                               option for two
-----------------------------------------------------------------------------------------
Ocean Epoch                 one well plus option     low 60's     mid September 2003
-----------------------------------------------------------------------------------------
Ocean General             last of three wells plus   mid 50's      early August 2003
                                  option
-----------------------------------------------------------------------------------------
Ocean Baroness              400 days plus option       110's        late March 2003
-----------------------------------------------------------------------------------------
Ocean Rover                Three wells plus option     110s          mid July 2003
-----------------------------------------------------------------------------------------

BRAZIL
-----------------------------------------------------------------------------------------
Ocean Yatzy               five-year term plus option   120's      early November 1998
-----------------------------------------------------------------------------------------
Ocean Winner                 one year extension       low 60's     early November 2002
-----------------------------------------------------------------------------------------
Ocean Alliance               four-year contract        110's     early September 2000
-----------------------------------------------------------------------------------------


                                       2

                                                    DAYRATE
  RIG NAME                    CURRENT TERM          (000S)           START DATE
-----------------------------------------------------------------------------------------
INTERNATIONAL DRILLSHIPS (1)
-----------------------------------------------------------------------------------------
Ocean Clipper                one-year extension        100's       mid February 2003
-----------------------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
-----------------------------------------------------------------------------------------
Ocean Sovereign                       -                  -                 -
-----------------------------------------------------------------------------------------
Ocean Heritage                        -                  -                 -
-----------------------------------------------------------------------------------------

COLD STACKED (7)
-----------------------------------------------------------------------------------------
Ocean Liberator                       -                  -                 -
-----------------------------------------------------------------------------------------
Ocean Century                         -                  -                 -
-----------------------------------------------------------------------------------------
Ocean Prospector                      -                  -                 -
-----------------------------------------------------------------------------------------
Ocean Champion                        -                  -                 -
-----------------------------------------------------------------------------------------
Ocean Endeavor                        -                  -                 -
-----------------------------------------------------------------------------------------
Ocean Voyager                         -                  -                 -
-----------------------------------------------------------------------------------------
Ocean New Era                         -                  -                 -
-----------------------------------------------------------------------------------------

NOTES:
* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL
EQUIPMENT REPAIR DOWNTIME

GOM = Gulf of Mexico

                             ** TABLE CONTINUED **

  RIG NAME              ESTIMATED END DATE       FUTURE CONTRACT AND OTHER INFORMATION
---------------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
---------------------------------------------------------------------------------------------------
Ocean Quest                          -            available.
---------------------------------------------------------------------------------------------------
Ocean Star              late October 2003         available.
---------------------------------------------------------------------------------------------------
Ocean America           late September 2003       available.
---------------------------------------------------------------------------------------------------
Ocean Valiant           late September 2003       available.
---------------------------------------------------------------------------------------------------
Ocean Victory           mid September 2003        available.

---------------------------------------------------------------------------------------------------
Ocean Confidence        early January 2006        available.
---------------------------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (4)
---------------------------------------------------------------------------------------------------
Ocean Concord           late October 2003         one well extension; available.
---------------------------------------------------------------------------------------------------
Ocean Lexington         mid October 2003          available.
---------------------------------------------------------------------------------------------------
Ocean Saratoga          mid October 2003          available.
---------------------------------------------------------------------------------------------------
Ocean Yorktown               -                    Low bid on 1,371 day contract with PEMEX in mid
                                                  40's beginning Oct. 25, 2003 and ending mid July
                                                  2007 -- signature pending; available.
---------------------------------------------------------------------------------------------------

DOMESTIC JACKUPS (11)
---------------------------------------------------------------------------------------------------
Ocean Crusader          early November 2003       One well plus option with Stone in mid 20's
                                                  beginning early November and ending mid January
                                                  2004; available.
---------------------------------------------------------------------------------------------------
Ocean Drake                  -                    Survey; available early Oct.
---------------------------------------------------------------------------------------------------
Ocean Columbia          late September 2003       One well with ADTI/Seneca in upper 20's beginning
                                                  late September and ending mid October 2003;
                                                  available.
---------------------------------------------------------------------------------------------------
Ocean Spartan           late October 2003         available.
---------------------------------------------------------------------------------------------------
Ocean Spur              mid October 2003          available.
---------------------------------------------------------------------------------------------------
Ocean King              early November 2003       available.
---------------------------------------------------------------------------------------------------
Ocean Nugget            mid December 2003         available.
---------------------------------------------------------------------------------------------------
Ocean Summit            late October 2003         available.
---------------------------------------------------------------------------------------------------
Ocean Warwick           early October 2003        available.
---------------------------------------------------------------------------------------------------
Ocean Titan                    -                  Cantilever upgrade ending mid December 2003.
---------------------------------------------------------------------------------------------------
Ocean Tower             late December 2003        available.
---------------------------------------------------------------------------------------------------

                                       1

RIG NAME                    ESTIMATED END DATE        FUTURE CONTRACT AND OTHER INFORMATION
---------------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (16)
---------------------------------------------------------------------------------------------------
MEXICO
---------------------------------------------------------------------------------------------------
Ocean Ambassador             mid December 2007          available.
---------------------------------------------------------------------------------------------------
Ocean Whittington           early October 2006          available.
---------------------------------------------------------------------------------------------------
Ocean Worker                  late July 2007            available.
---------------------------------------------------------------------------------------------------

AFRICA
---------------------------------------------------------------------------------------------------
Ocean Patriot                       -                   available.
---------------------------------------------------------------------------------------------------

NORTH SEA
---------------------------------------------------------------------------------------------------
Ocean Nomad                 late September 2003         available.
---------------------------------------------------------------------------------------------------
Ocean Guardian              late March 2004             available.

---------------------------------------------------------------------------------------------------
Ocean Princess              early November 2003         First option declared plus option with Talisman
                                                        in low 40s beginning early November 2003 and ending
                                                        mid January 2004.
---------------------------------------------------------------------------------------------------
Ocean Vanguard                      _                   available.
---------------------------------------------------------------------------------------------------

AUSTRALASIA
---------------------------------------------------------------------------------------------------------
Ocean Bounty                 mid March 2004             available.
---------------------------------------------------------------------------------------------------------
Ocean Epoch                  mid December 2003          available.
---------------------------------------------------------------------------------------------------------
Ocean General                early October 2003         available.

---------------------------------------------------------------------------------------------------------
Ocean Baroness               early May 2004             available.
---------------------------------------------------------------------------------------------------------
Ocean Rover                  late December 2003         available.
---------------------------------------------------------------------------------------------------------

BRAZIL
---------------------------------------------------------------------------------------------------------
Ocean Yatzy                 early November 2003         Scheduled for survey in 4th Qtr. Estimated downtime
                                                        30 days.
---------------------------------------------------------------------------------------------------------
Ocean Winner                late October 2004           Scheduled for survey in 4th Qtr. Estimated downtime
                                                        60 days.
---------------------------------------------------------------------------------------------------------
Ocean Alliance              early September 2004        Scheduled for survey in 1st Qtr.'04 Estimated
                                                        downtime 60 days.
---------------------------------------------------------------------------------------------------------


                                        2

RIG NAME                 ESTIMATED END DATE     FUTURE CONTRACT AND OTHER INFORMATION
--------------------------------------------------------------------------------------------------
INTERNATIONAL DRILLSHIPS (1)
--------------------------------------------------------------------------------------------------
Ocean Clipper             early January 2004    available.
--------------------------------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
--------------------------------------------------------------------------------------------------
Ocean Sovereign                     -            available.
---------------------------------------------------------------------------------------------------
Ocean Heritage                      -            available.
--------------------------------------------------------------------------------------------------

COLD STACKED (7)
--------------------------------------------------------------------------------------------------
Ocean Liberator                     -            Cold stacked Nov. '02.
--------------------------------------------------------------------------------------------------
Ocean Century                       -            Cold stacked July '98.
--------------------------------------------------------------------------------------------------
Ocean Prospector                    -            Cold stacked Oct. '99.
--------------------------------------------------------------------------------------------------
Ocean Champion                      -            Cold Stacked Feb. '02.
--------------------------------------------------------------------------------------------------
Ocean Endeavor                      -            Cold stacked March '02.
--------------------------------------------------------------------------------------------------
Ocean Voyager                       -            Cold stacked March '02.
--------------------------------------------------------------------------------------------------
Ocean New Era                       -            Cold stacked Dec. '02.
--------------------------------------------------------------------------------------------------

NOTES:
* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL
EQUIPMENT REPAIR DOWNTIME

GOM = Gulf of Mexico


                              ** TABLE COMPLETE **

                                       3